REHABILITATION PROVISIONS	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions [abstract]
REHABILITATION PROVISIONS
10. REHABILITATION PROVISIONS
At December 31, 2017, the total undiscounted amount of future cash needs for rehabilitation was estimated to be $77.9 million. A discount rate assumption of 2% and an inflation rate assumption of 2% were used to value the rehabilitation provisions. The changes in the carrying amount of the rehabilitation provisions are as follows:

	For the Years Ended December 31,
	2017	2016
Beginning balance	$77,382	$79,685
Accretion of rehabilitation provisions	1,245	1,368
Changes in estimates	(1,923)	1,856
Cost of reclamation work performed	(5,992)	(5,527)
Balance at the end of the period	$70,712	$77,382

Current portion	$6,566	$5,515
Long term portion	64,146	71,867
Total	$70,712	$77,382

For the year ended December 31, 2017, the Company has recorded a change of estimate of $1.9 million on its rehabilitation provisions of the mine sites. The impact of the changes of estimates were a decrease of $0.7 million to the reclamation provisions for Wassa and a decrease of $1.2 million to the reclamation provisions for Bogoso/Prestea. The rehabilitation provision for Wassa was $17.4 million (2016 - $19.3 million). The Company expects the payments for reclamation to be incurred between 2018 to 2026. A decrease in estimate for Wassa of $0.7 million was recorded due to a revision in the timing of payments. The rehabilitation provision for Bogoso/Prestea was $53.3 million (2016 - $58.1 million). The Company expects the payments for reclamation to be incurred between 2018 to 2027. The decrease in estimate for Bogoso/Prestea of $1.2 million relates to a $4.9 million reduction in expected reclamation costs relating to the refractory liability and a $3.8 million increase in the expected reclamation costs relating to the non-refractory operation. The reduction of $4.9 million was primarily a result of a reduction in water treatment liability from ongoing treatment and a negative water balance. The reduction was recorded as other income since the carrying value of the underlying refractory assets were $nil after suspension of its operation in 2015.